Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

Channel Partners Capital, LLC (the “Company”)

Wells Fargo Securities, LLC

(together, the “Specified Parties”)

Re:	Channel EF 2026-1, LLC – Data Files Procedures

We have performed the procedures described below on the specified attributes in

(i)	an electronic data file entitled “CPC_EF_ABS_Sample_Data_Tape_01.31.2026_v02242026.xlsx” provided by the Company on February 24, 2026, containing information on 6,892 commercial equipment contracts (the “Contracts”) as of January 31, 2026 (the “Initial Data File”) and

(ii)	an electronic data file entitled “CPC_EF_ABS_Sample_Data_Tape_01.31.2026_v03042026.xlsx” provided by the Company on March 4, 2026, containing information on 6,892 Contracts as of January 31, 2026 (the “Data File,” and together with the Initial Data File, the “Data Files”).

We were informed the Contracts are intended to be included as collateral in the offering by Channel EF 2026-1, LLC. The Company is responsible for the specified attributes identified by the Company in the Data Files.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data Files. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means dollar amounts and months were within $1.00 and 0.1 month, respectively.

•	The term “Cut-off Date” means January 31, 2026.

•	The term “Sources” means the following information provided by the Company related to the Sample Contracts (defined below):

–	Master Agreement (including, as applicable, Master Equipment Lease Agreement, Master Equipment Financing Agreement, and any amendments thereto)

–	Equipment Schedule (including, as applicable, Equipment Lease Agreement Schedule, Equipment Finance Agreement Schedule, and any amendments thereto)

–	Assignment of Contract

–	Equipment Invoice

–	Bill of Sale

–	Electronic mail correspondence detailing the estimated sales tax amount to be financed (the “Sales Tax Quote”) for Sample Contracts #19 and #44

–	Electronic records on the following screens in the Company’s loan management system: Accounting screen, A/R Transactions screen, and Payment Schedule screen

–	Electronic records from the Book Value Report in the Company’s loan management system (“Book Value Report”)

–	Electronic records on the following screens in the Company’s customer relationship management system: Details screen and Assets screen

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures below.

•	The term “Provided Information” means the Cut-off Date, Sources and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 100 Contracts from the Initial Data File using a random sampling tool (the “Sample Contracts”). A listing of the Sample Contracts is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Contracts we were instructed to randomly select from the Initial Data File.

B.	For each Sample Contract, we compared or recomputed the specified attributes in the Initial Data File listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Initial Data File to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources / Instructions

Customer Name	Master Agreement

Variations due to truncation, punctuation, and abbreviations are not to be considered exceptions, and a DBA name in the Master Agreement is excluded.

Equipment Contract Type	Master Agreement

Equipment Type	Equipment Schedule, Equipment Invoice, Bill of Sale, Assets screen

Original Term	Equipment Schedule, Assignment of Contract

Original Amount Financed	Equipment Schedule, Equipment Invoice, Bill of Sale, Sales Tax Quote

For Sample Contracts #19 and #44, the Company informed us that the sales tax on the equipment was financed. We were instructed to recompute the Original Amount Financed as the sum of the estimated tax from the Sales Tax Quote and the equipment cost in the Equipment Invoice.

Monthly Payment Amount	Equipment Schedule

Customer State	Master Agreement

Origination Date (Month and Year)	Equipment Schedule, Assignment of Contract

Current Lease Contract Balance	Accounting screen, A/R Transactions screen

Compare to the information on the Accounting screen. In the event the information did not agree, recompute the Current Lease Contract Balance as the sum of (i) the Contract Receivable in the Accounting screen and (ii) all payments posted after the Cut-off Date appearing on the A/R Transactions screen.

Current Book Value	Book Value Report

CPC Score	Details screen

Compare to the information on the Details screen. If the CPC Score in the Details screen is higher than 2000, which the Company informed us was the result of a score adjustment in the legacy credit scoring system and is not used for reporting purposes, recompute the CPC Score in the Initial Data File as the CPC Score on the Details screen minus 2000.

Attribute	Sources / Instructions

Number of Days Past Due	A/R Transactions screen

Recompute as the number of days that have passed from the Due Date/Effective Date of the last open invoice appearing on the A/R Transactions screen to the Cutoff Date. Consider the Number of Days Past Due to be zero if the due date of the last open invoice on the A/R Transactions screen is after the Cutoff Date.

ACH Flag	Master Agreement, Details screen

Remaining Term	Equipment Schedule, Payment Schedule screen

Recompute as (a) the number of business days between the Cutoff Date and the maturity date listed in the Master Agreement or the Payment Schedule screen divided by (b) 21, which the Company informed was considered to be the average number of business days in a month.

We found such information to be in agreement except as listed in Exhibit B.

C.	As a result of the finding identified and reported in the performance of Procedure B, the Initial Data File was revised by the Company. The Data File represents the revised information reflecting resolution of differences reported as determined appropriate by the Company.

We reperformed Procedure B for the Sample Contracts in the Data File. We found such information to be in agreement without exception.

D.	For each Sample Contract, we observed the presence of a signed Master Agreement. We make no representation regarding the authenticity of the signature(s).

We found such document to be present.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data Files. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data Files and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Contracts, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Contracts to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Contracts being securitized, (iii) the compliance of the originator of the Contracts with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Contracts that would be material to the likelihood that the issuer of the asset-backed notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
April 8, 2026

Exhibit A

The Sample Contracts

Sample Contract #	Contract ID*	Sample Contract #	Contract ID*
1	20261001	51	20261051
2	20261002	52	20261052
3	20261003	53	20261053
4	20261004	54	20261054
5	20261005	55	20261055
6	20261006	56	20261056
7	20261007	57	20261057
8	20261008	58	20261058
9	20261009	59	20261059
10	20261010	60	20261060
11	20261011	61	20261061
12	20261012	62	20261062
13	20261013	63	20261063
14	20261014	64	20261064
15	20261015	65	20261065
16	20261016	66	20261066
17	20261017	67	20261067
18	20261018	68	20261068
19	20261019	69	20261069
20	20261020	70	20261070
21	20261021	71	20261071
22	20261022	72	20261072
23	20261023	73	20261073
24	20261024	74	20261074
25	20261025	75	20261075
26	20261026	76	20261076
27	20261027	77	20261077
28	20261028	78	20261078
29	20261029	79	20261079
30	20261030	80	20261080
31	20261031	81	20261081
32	20261032	82	20261082
33	20261033	83	20261083
34	20261034	84	20261084
35	20261035	85	20261085
36	20261036	86	20261086
37	20261037	87	20261087
38	20261038	88	20261088
39	20261039	89	20261089
40	20261040	90	20261090
41	20261041	91	20261091
42	20261042	92	20261092
43	20261043	93	20261093
44	20261044	94	20261094
45	20261045	95	20261095
46	20261046	96	20261096
47	20261047	97	20261097
48	20261048	98	20261098
49	20261049	99	20261099
50	20261050	100	20261100

(*) The Company has assigned a unique Contract ID to each Contract in the Data Files. The Contract IDs referred to in this Exhibit are not the Company’s Contract IDs.

A-1

Exhibit B

Exception List – Initial Data File

Sample Contract #	Contract ID	Attribute	Per Initial Data File	Per Sources

89	20261089	Original Amount Financed	$30,885.73	$30,889.73